UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

Fuse Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4770 Bryant Irvin Court, Suite 300, Fort Worth, TX 76107

(Address of Principal Executive Office) (Zip Code)

(817) 439-7025

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On August 27, 2015, Fuse Medical, Inc. (the “Company”) issued Chris Pratt, the Company’s Chief Executive Officer, Robert Donehew, the Company’s Chairman of the Board, and David Hexter, the Company’s Chief Financial Officer, 450,000, 250,000 and 150,000 shares of fully vested restricted stock, respectively. All of the shares were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2) and Rule 506(b) thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2015, Mr. Alan Meeker resigned as a director of the Company.

The disclosure contained under Item 3.02 is incorporated under this Item 5.02.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE MEDICAL, INC.

Date: September 2, 2015	By:	/s/ David Hexter
David Hexter
Chief Financial Officer